UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)            December 8, 2005

                                        HI-TECH PHARMACAL CO., INC.
(Exact Name of Registrant as Specified in Its Charter)

                                                                Delaware
(State or Other Jurisdiction of Incorporation)

                         No. 0-20424                                               11-2638720
 (Commission File Number)           (IRS Employer Identification No.)

369 Bayview Avenue, Amityville, New York                                      11701
(Address of Principal Executive Offices)                                (Zip Code)

                                                       (631) 789-8228
(Registrant’s Telephone Number, Including Area Code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On December 8, 2005, Hi-Tech Pharmacal Co., Inc. issued a press release announcing its financial results for the three months ended October 31, 2005. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

Item 8.01. Other Events.

On December 9, 2005, Hi-Tech Pharmacal Co., Inc. issued a press release announcing a 3-for-2 stock split to be distributed on January 11, 2006 to shareholders of record on December 30, 2005. As a result of the stock split, shareholders of record will receive one additional share for every two shares held on the record date. A copy of the press release is attached as Exhibit 99.2 to this current report and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HI-TECH PHARMACAL CO., INC.

Date: December 9, 2005	By:	/s/ David S. Seltzer
Name: David S. Seltzer
Title: President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Hi-Tech Pharmacal Co., Inc. Press Release Dated December 8, 2005.
99.2	Hi-Tech Pharmacal Co., Inc. Press Release Dated December 9, 2005.